UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014

United Fire Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 399-5700

_________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Nonqualified Excess Plan and Rabbi Trust
On May 21, 2014, the Boards of Directors of United Fire Group, Inc. (the “Company”) and its subsidiary, United Fire & Casualty Company (“UFC”), each adopted an Executive Nonqualified Excess Plan (“Excess Plan”) which covers the executive officers of the Company, who are all employees of UFC. The Excess Plan is an unfunded, nonqualified deferred compensation plan pursuant to which the Company is authorized to make matching contributions to participants’ accounts at a 3 to1 match, up to 25 percent of a participant’s salary. Notional interest is credited to each participant’s deferred account which will be distributed in monthly installments commencing upon his/her separation from service, or paid in a lump sum upon his/her death or a termination of employment upon a change in control of the Company. Also on May 21, 2014, United Fire & Casualty Company entered into an Adoption Agreement and a Rabbi Directed Trust Agreement with affiliates of Principal Financial Group for the purpose of funding and administering the Excess Plan.
The foregoing descriptions of the Excess Plan, Excess Plan Adoption Agreement and the Rabbi Directed Trust Agreement are qualified in its entirety by reference to the Excess Plan which is filed as Exhibit 10.1, the Excess Plan Adoption Agreement which is filed as Exhibit 10.2 and the Rabbi Directed Trust Agreement which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.
Executive Change in Control Severance Agreements
Also on May 21, 2014, the Company entered into Change in Control Severance Agreements with each of its five named executive officers: Randy A. Ramlo, President and Chief Executive Officer; Michael T. Wilkins, Vice President and Chief Operating Officer; Dianne M. Lyons, Senior Vice President and Chief Financial Officer; Barrie W. Ernst, Vice President and Chief Investment Officer; and Neal R. Scharmer, Vice President, General Counsel and Corporate Secretary.
These agreements, among other things, provide for: (1) an 18-month non-competition agreement and (2) in the event of both a change in control and termination of employment under certain circumstances: (a) a severance benefit payable to the named executive officer in an amount equal to 1.5 times his or her highest annual base salary plus target annual incentive compensation, (b) the continuation of certain insurance benefits for a period of 18 months, (c) the full vesting of each long-term incentive award held by the named executive officer, with any performance measures deemed satisfied at the target level, and (d) certain outplacement benefits.
The foregoing description of the Change in Control Severance Agreements entered into by the Company’s named executive officers is qualified in its entirety by reference to the template Change in Control Severance Agreement which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.
Nonqualified Deferred Compensation Plan
On May 21, 2014, the Company’s subsidiary, United Fire & Casualty Company, amended its Nonqualified Deferred Compensation Plan. Key employees of United Fire & Casualty Company, including the Company’s named executive officers, are eligible to participate in this plan. The plan amendments include a change from annual to daily crediting of earnings on executive deferred accounts and a new provision for participants to elect investment options for their deferral amounts.
The foregoing description of the amendments to the Nonqualified Deferred Compensation Plan entered into by United Fire & Casualty Company is qualified in its entirety by reference to the amendment document which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.
Amendment of the Stock Plan
As described in Item 5.07 below, at the 2014 Annual Meeting of Shareholders of the Company held on May 21, 2014, the Company’s shareholders approved amendments to the United Fire & Casualty Company 2008 Stock Plan (as amended, the “Stock Plan”) to, among other things, increase from 1,900,000 to 3,400,000 the number of shares of Company common stock that may be issued under the Stock Plan. The Company’s Board of Directors approved the Stock Plan on February 21, 2014, subject to shareholder approval. As described in the Company’s definitive proxy statement for the 2014 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 8, 2014 (the “Proxy Statement”), in addition to the increase in the number of shares of Company common stock available for future awards as discussed above, the material changes effectuated by the amendments to the Stock Plan were (i) to add a provision allowing for the recovery of erroneously awarded compensation and (ii) to officially rename the Stock Plan the United Fire Group, Inc. Stock Plan. Please see the Proxy Statement for a description of the Stock Plan and the amendments approved by the Company’s shareholders.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 21, 2014, the Company held its 2014 Annual Meeting of Shareholders in Cedar Rapids, Iowa.
Represented at the meeting, in person or by proxy, were 22,688,172 shares constituting approximately
89.4 percent of the issued and outstanding shares entitled to vote as of the close of business on March 21,
2014. The following proposals were approved by the margins indicated below.

Proposal 1: Election of five director nominees for terms of three years ending in May 2017 (or until such time as their respective successors have been duly elected).

		Number of Shares
		Votes For	Votes Withheld	Broker Non-Votes
Scott L. Carlton	Class A Director	20,735,075	86,031	1,867,065
Douglas M. Hultquist	Class A Director	17,652,617	3,168,490	1,867,065
Casey D. Mahon	Class A Director	19,714,467	1,106,639	1,867,065
Randy A. Ramlo	Class A Director	19,750,687	1,070,420	1,867,065
Susan E. Voss	Class A Director	20,764,000	57,107	1,867,065

Proposal 2: Approval of amendments to United Fire Group, Inc.’s Stock Plan

	Number of Shares
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Amendments to United Fire Group, Inc.’s Stock Plan	19,070,453	1,731,584	19,068	1,867,065
Proposal 3: Ratification of the appointment of our independent registered public accounting firm, Ernst & Young LLP for 2014.

	Number of Shares
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Appointment of Ernst & Young LLP	21,455,101	1,211,178	21,893	—
Proposal 4: Approval of a resolution approving the compensation of the Company’s named executive officers.

	Number of Shares
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Say-on-Pay Advisory Vote on Compensation of the Company’s Named Executive Officers	20,316,241	479,783	25,082	1,867,065
Item 7.01. Regulation FD Disclosure.
The shareholder presentation attached as Exhibit 99.1 to this Current Report on Form 8-K was used at the 2014 Annual Meeting of Shareholders. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 8.01. Other Events.
Effective May 21, 2014, the Company announced promotions and new officer appointments for both the Company and its subsidiary, United Fire & Casualty Company. A copy of the Company’s press release announcing the promotions and appointments is attached as Exhibit 99.2 to this Current Report on Form 8-K. The information in this Item 8.01 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Also on May 21, 2014, the Company’s Board of Directors unanimously adopted a resolution authorizing the amendment of the Company’s articles of incorporation to establish majority voting in uncontested director elections and plurality voting in contested director elections. The amendment to the Company’s articles of incorporation is subject to approval by the Company’s shareholders. A proposal regarding this amendment to the articles of incorporation will be put to a vote of the Company’s shareholders at the next Annual Meeting of Shareholders scheduled to be held in May 2015.
Item 9.01. Financial Statements and Exhibits.
(a) None.
(b) None.
(c) None.
(d) Exhibits.

Exhibit 10.1	United Fire Group, Inc. Executive Nonqualified Excess Plan
Exhibit 10.2	United Fire & Casualty Company Executive Nonqualified Excess Plan Adoption Agreement
Exhibit 10.3	United Fire & Casualty Company Rabbi Directed Trust Agreement
Exhibit 10.4	United Fire Group, Inc. Template Change in Control Severance Agreement
Exhibit 10.5	Amendment Number One to United Fire & Casualty Company Nonqualified Deferred Compensation Plan
Exhibit 99.1	Shareholder Presentation from Annual Meeting of Shareholders on May 21, 2014
Exhibit 99.2	Press Release of United Fire Group, Inc. dated May 22, 2014

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	May 22, 2014	/s/ Randy A. Ramlo
Randy A. Ramlo, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	United Fire Group, Inc. Executive Nonqualified Excess Plan
10.2	United Fire & Casualty Company Executive Nonqualified Excess Plan Adoption Agreement
10.3	United Fire & Casualty Company Rabbi Directed Trust Agreement
10.4	United Fire Group, Inc. Template Change in Control Severance Agreement
10.5	Amendment Number One to United Fire & Casualty Company Nonqualified Deferred Compensation Plan
99.1	Shareholder Presentation from Annual Shareholder's Meeting on May 21, 2014
99.2	Press Release of United Fire Group, Inc. dated May 22, 2014